Exhibit 99.1

Bank of Hawaii Corporation Fourth Quarter 2021 Financial Results

•	2021 Record Earnings of $6.25 Per Diluted Common Share
•	2021 Net Income $253.4 Million
•	Diluted Earnings Per Common Share $1.55 for the Fourth Quarter of 2021
•	Net Income $63.8 Million for the Fourth Quarter of 2021
•	Board of Directors Declares Dividend of $0.70 Per Common Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (January 24, 2022) -- Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per common share of $6.25 for the full year of 2021, compared with diluted earnings per common share of $3.86 for the full year of 2020.  Net income for the year was $253.4 million, up 64.7% from the previous year.  Return on average assets for the full year of 2021 was 1.14%, compared with 0.79% in 2020.  Return on common equity for the full year of 2021 was 17.92%, compared with 11.38% in 2020.

“Bank of Hawaii finished 2021 with solid financial performance despite the continued impacts of the COVID-19 pandemic," said Peter Ho, Chairman, President, and CEO.  “Core loan balances grew 6.2% in 2021 and deposits surpassed $20 billion, growing 11.8% in 2021.   Overall asset quality remained good, and capital and liquidity remain strong as we finished the year.  During the year, we continued making significant progress on our strategic initiatives which position us well for continued growth in the future.”

Diluted earnings per common share for the fourth quarter of 2021 was $1.55, compared with diluted earnings per common share of $1.52 in the previous quarter and $1.06 in the same quarter of 2020.  Net income for the fourth quarter of 2021 was $63.8 million, up 2.9% from the third quarter of 2021 and up 50.9% from the fourth quarter of 2020.

Financial Highlights

•	The return on average assets for the fourth quarter of 2021 was 1.12% compared with 1.07% in the previous quarter and 0.83% in the same quarter of 2020.

•	The return on average common equity for the fourth quarter of 2021 was 17.40% compared with 17.08% in the previous quarter and 12.26% in the same quarter of 2020.

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Bank of Hawaii Corporation Fourth Quarter 2021 Financial Results	Page 2

•

Net interest income for the fourth quarter of 2021 was $126.4 million, a decrease of 0.3% from the third quarter of 2021 and an increase of 5.8% from the fourth quarter of 2020.  Net interest margin was 2.34% in the fourth quarter of 2021, an increase of 2 basis points from the previous quarter and a decrease of 14 basis points from the same quarter of 2020.

o

The decrease in the net interest margin from the prior year is largely due to higher levels of liquidity from continued strong deposit growth and lower interest rates, partially offset by higher fees from Paycheck Protection Program (“PPP”) loans, deployment of excess liquidity and core loan growth.

o

One-time significant items in the fourth quarter of 2021 included a negative $0.9 million adjustment to deferred mortgage loan fees related to prior quarters which had a negative impact of 2 basis points on the net interest margin.

o

One-time significant items in the fourth quarter of 2020 included a charge of $3.0 million related to an impairment in the residual value of a leveraged lease which had a negative impact of 6 basis points on the net interest margin.

•

The provision for credit losses for the fourth quarter of 2021 was a net benefit of $9.7 million compared with a net benefit of $10.4 million in the previous quarter and net expense of $15.2 million in the same quarter of 2020.

•	Noninterest income was $42.6 million in the fourth quarter of 2021, an increase of 2.9% from previous quarter and a decrease of 5.9% from the same quarter of 2020.
o	The decrease from the fourth quarter of 2020 was primarily driven by a decrease in customer derivative program and mortgage banking income.

•	Noninterest expense was $101.7 million in the fourth quarter of 2021, an increase of 5.3% from the previous quarter and 3.1% from the same quarter of 2020.
o	One-time significant items in the fourth quarter of 2021 included $1.2 million related to an increase in vacation carryover limits.
o

One-time significant items in the third quarter of 2021 included a gain of $6.3 million related to the sale of property partially offset by $3.8 million of fees related to the early termination of repurchase agreements and $1.2 million in severance.

o

One-time significant items in the fourth quarter of 2020 included $6.1 million in charges related to the decision to permanently close twelve branches and reduce the current number of cash-only ATMs and a charge of $0.8 million related to the true-up of amortization on an investment.

•	The efficiency ratio during the fourth quarter of 2021 was 60.18% compared with 57.38% in the previous quarter and 59.88% during the same quarter of 2020.

•	The effective tax rate for the fourth quarter of 2021 was 17.08% compared with 24.40% in the previous quarter and 16.87% during the same quarter of 2020.
o	The fourth quarter of 2021 includes a $3.6 million benefit due to larger than expected tax credits from 2020 and a reduction in the valuation allowance related to low-income housing partnerships.
o	The fourth quarter of 2020 includes a $1.6 million benefit from return to provision adjustment.

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Bank of Hawaii Corporation Fourth Quarter 2021 Financial Results	Page 3

Asset Quality

The Company’s overall asset quality continued to remain good during the fourth quarter of 2021.

•

Total non-performing assets were $19.0 million at December 31, 2021, down by $1.7 million from September 30, 2021 and up $0.5 million from December 31, 2020.  Non-performing assets as a percentage of total loans and leases and foreclosed real estate were 0.15% at the end of the quarter, down 2 basis points from the end of the prior quarter and flat compared to the end of the same quarter of 2020.

•	Net loan and lease charge-offs during the fourth quarter of 2021 were $0.7 million or 0.02% annualized of total average loans and leases outstanding.
o	Net loan and lease charge-offs for the fourth quarter of 2021 were comprised of charge-offs of $3.3 million partially offset by recoveries of $2.6 million.
o	Compared to the prior quarter, net loan and lease charge-offs decreased by $0.5 million or 2 basis points annualized on total average loans and leases outstanding.
o	Compared to the fourth quarter of 2020, net loan and lease charge-offs increased by $0.9 million or 3 basis points annualized on total average loans and leases outstanding.

•

The allowance for credit losses on loans and leases was $157.8 million at December 31, 2021, a decrease of $10.1 million from September 30, 2021 and $58.4 million from December 31, 2020.  The ratio of the allowance for credit losses to total loans and leases outstanding was 1.29% at the end of the quarter, down 10 basis points from the end of the prior quarter and down 52 basis points from the end of the same quarter of 2020.

Balance Sheet

•	Total assets were $22.8 billion at December 31, 2021, a decrease of 0.8% from September 30, 2021 and an increase of 10.6% from December 31, 2020.

•	The investment securities portfolio was $9.0 billion at December 31, 2021, a decrease of 3.1% from September 30, 2021 and an increase of 27.2% from December 31, 2020.
o	The investment portfolio remains largely comprised of securities issued by U.S. government agencies and U.S. government-sponsored enterprises.
o	The increase from prior year is primarily due to growth in deposits that outpaced loan growth.

•	Total loans and leases were $12.3 billion at December 31, 2021, an increase of 1.5% from September 30, 2021 and 2.7% from December 31, 2020.
o	Total loans and leases excluding PPP loans were $12.1 billion at December 31, 2021, an increase of 2.8% from September 30, 2021 and an increase of 6.2% from December 31, 2020.

•	Total deposits were $20.4 billion at December 31, 2021, a decrease of 0.7% from September 30, 2021 and an increase of 11.8% from December 31, 2020.

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Bank of Hawaii Corporation Fourth Quarter 2021 Financial Results	Page 4

Capital and Dividends

•	The Tier 1 Capital Ratio was 13.56% at December 31, 2021 compared with 13.47% at September 30, 2021 and 12.06% at December 31, 2020.
o	The increase from the same quarter in 2020 was driven by the issuance of $180 million of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A in the second quarter of 2021.

•	The Tier 1 Leverage Ratio was 7.32% at December 31, 2021 compared with 7.10% at September 30, 2021 and 6.71% at December 31, 2020.
o	The increase from the same quarter in 2020 was driven by the aforementioned issuance of preferred stock in the second quarter of 2021.

•

The Company repurchased 87.5 thousand shares of common stock at a total cost of $7.3 million under its share repurchase program in the fourth quarter of 2021 at an average cost of $83.83 per share repurchased.

o	Total remaining buyback authority under the share repurchase program was $85.7 million at December 31, 2021.

•

The Company’s Board of Directors declared a quarterly cash dividend of $0.70 per share on the Company’s outstanding common shares.  The dividend will be payable on March 14, 2022 to shareholders of record at the close of business on February 28, 2022.

•

On January 4, 2022, the Board of Directors declared the quarterly dividend payment of $10.94 per share, equivalent to $0.2735 per depositary share, on its preferred stock.  The depositary shares representing the Series A Preferred Stock are traded on the NYSE under the symbol “BOH.PRA.”  The dividend will be payable on February 1, 2022 to shareholders of record of the preferred stock at the close of business on January 18, 2022.

Conference Call Information

The Company will review its 2021 financial results today at 8:00 a.m. Hawaii Time (1:00 p.m. Eastern Time).  The live call, including a slide presentation, will be accessible on the investor relations link of Bank of Hawaii Corporation's website, www.boh.com.

•	The webcast link is https://edge.media-server.com/mmc/p/wajqjveu.
•

The toll-free number for the teleconference is 1 (844) 543-5235 in the United States and Canada and 1 (703) 318-2209 for other international callers.  Use the pass code “Bank of Hawaii” to access the call.

•

A replay of the conference call will be available for one week beginning approximately 11:00 a.m. Hawaii Time on Monday, January 24, 2022.  The replay number is 1 (855) 859-2056 in the United States and Canada and 1 (404) 537-3406 from other international locations. Enter the conference ID 3179105 when prompted. In addition, the replay will be available on the Company's website, www.boh.com.

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Bank of Hawaii Corporation Fourth Quarter 2021 Financial Results	Page 5

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties that could cause results to be materially different from expectations. Forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations are examples of certain of these forward-looking statements.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors.  More information about these factors is contained in Bank of Hawaii Corporation's Annual Report on Form 10-K for the year ended December 31, 2020 and its Form 10-Q for the fiscal quarters ended March 31, 2021 and June 30, 2021 and September 30, 2021, which were filed with the U.S. Securities and Exchange Commission.  These forward-looking statements are not guarantees of future performance and speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

Bank of Hawaii Corporation is an independent regional financial services company serving businesses, consumers, and governments in Hawaii and the West Pacific.  The Company's principal subsidiary, Bank of Hawaii, was founded in 1897.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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Bank of Hawaii Corporation and Subsidiaries
Financial Highlights					Table 1
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2021	2021	2020	2021	2020
For the Period:
Operating Results
Net Interest Income	$126,388	$126,819	$119,499	$497,290	$496,322
Provision for Credit Losses [1]	(9,700)	(10,400)	15,200	(50,500)	117,800
Total Noninterest Income	42,574	41,378	45,258	171,353	184,409
Total Noninterest Expense	101,678	96,519	98,654	393,589	373,807
Net Income	63,837	62,053	42,314	253,372	153,804
Basic Earnings Per Common Share	1.56	1.53	1.06	6.29	3.87
Diluted Earnings Per Common Share	1.55	1.52	1.06	6.25	3.86
Dividends Declared Per Common Share	0.70	0.70	0.67	2.74	2.68

Performance Ratios
Return on Average Assets	1.12%	1.07%	0.83%	1.14%	0.79%
Return on Average Shareholders' Equity	15.92	15.41	12.26	16.94	11.38
Return on Average Common Equity	17.40	17.08	12.26	17.92	11.38
Efficiency Ratio [2]	60.18	57.38	59.88	58.86	54.91
Net Interest Margin [3]	2.34	2.32	2.48	2.36	2.73
Dividend Payout Ratio [4]	44.87	45.75	63.21	43.56	69.25
Average Shareholders' Equity to Average Assets	7.02	6.95	6.74	6.73	6.97

Average Balances
Average Loans and Leases	$12,086,705	$11,958,321	$11,835,929	$12,023,669	$11,592,093
Average Assets	22,666,280	22,993,036	20,382,633	22,227,156	19,387,693
Average Deposits	20,222,470	20,473,777	17,819,116	19,771,147	16,900,186
Average Shareholders' Equity	1,590,600	1,598,076	1,372,971	1,495,586	1,351,583

Per Share of Common Stock
Book Value [5]	$35.57	$35.16	$34.26	$35.57	$34.26
Tangible Book Value	34.78	34.38	33.47	34.78	33.47
Market Value
Closing	83.76	82.17	76.62	83.76	76.62
High	88.96	87.12	80.38	99.10	95.53
Low	78.73	75.68	49.25	75.65	46.70

			December 31,	September 30,	December 31,
			2021	2021	2020
As of Period End:
Balance Sheet Totals
Loans and Leases			$12,259,076	$12,072,750	$11,940,020
Total Assets			22,784,941	22,965,383	20,603,651
Total Deposits			20,360,108	20,493,678	18,211,621
Other Debt			10,391	10,414	60,481
Total Shareholders' Equity			1,611,611	1,597,109	1,374,507

Asset Quality
Non-Performing Assets			$18,966	$20,620	$18,481
Allowance for Credit Losses - Loans and Leases			157,821	167,920	216,252
Allowance to Loans and Leases Outstanding [6]			1.29%	1.39%	1.81%

Capital Ratios [7]
Common Equity Tier 1 Capital Ratio			12.12%	12.02%	12.06%
Tier 1 Capital Ratio			13.56	13.47	12.06
Total Capital Ratio			14.81	14.72	13.31
Tier 1 Leverage Ratio			7.32	7.10	6.71
Total Shareholders' Equity to Total Assets			7.07	6.95	6.67
Tangible Common Equity to Tangible Assets [8]			6.15	6.04	6.53
Tangible Common Equity to Risk-Weighted Assets [8]			11.44	11.46	11.89

Non-Financial Data
Full-Time Equivalent Employees			2,056	2,049	2,022
Branches			54	54	65
ATMs			307	303	357

[1] Provision for Credit Losses for 2021 includes Provision for Unfunded Commitments and Accrued Interest Receivable, 2020 represents only Provisions for Loans and Leases.
[2] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[3] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[4] Dividend payout ratio is defined as dividends declared per common share divided by basic earnings per common share.
[5] Book Value Per Share of Common Stock was revised from $35.30 for the three months ended September 30, 2021.
[6] The numerator comprises the Allowance for Credit Losses - Loans and Leases.
[7] Regulatory capital ratios as of December 31, 2021 are preliminary.
[8] Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures. Tangible common equity is defined by the Company as common shareholders' equity minus goodwill. See Table 2 “Reconciliation of Non-GAAP Financial Measures."

Bank of Hawaii Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures			Table 2
	December 31,	September 30,	December 31,
(dollars in thousands)	2021	2021	2020

Total Shareholders' Equity	$1,611,611	$1,597,109	$1,374,507
Less: Preferred Stock	180,000	180,000	-
Goodwill	31,517	31,517	31,517
Tangible Common Equity	$1,400,094	$1,385,592	$1,342,990

Total Assets	22,784,941	22,965,383	20,603,651
Less: Goodwill	31,517	31,517	31,517
Tangible Assets	$22,753,424	$22,933,866	$20,572,134

Risk-Weighted Assets, determined in accordance
with prescribed regulatory requirements [1]	$12,236,805	$12,093,010	$11,295,077

Total Shareholders' Equity to Total Assets	7.07%	6.95%	6.67%
Tangible Common Equity to Tangible Assets (Non-GAAP)	6.15%	6.04%	6.53%

Tier 1 Capital Ratio [1]	13.56%	13.47%	12.06%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP) [1]	11.44%	11.46%	11.89%

[1] Regulatory capital ratios as of December 31, 2021 are preliminary.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income					Table 3
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2021	2021	2020	2021	2020
Interest Income
Interest and Fees on Loans and Leases	$97,853	$100,570	$98,471	$398,616	$417,498
Income on Investment Securities
Available-for-Sale	15,850	16,396	15,449	64,550	61,294
Held-to-Maturity	18,325	16,754	14,113	61,955	66,055
Deposits	1	2	1	10	14
Funds Sold	104	382	115	883	902
Other	176	159	167	702	661
Total Interest Income	132,309	134,263	128,316	526,716	546,424
Interest Expense
Deposits	2,898	3,837	4,861	15,216	32,966
Securities Sold Under Agreements to Repurchase	2,834	3,423	3,614	13,260	15,281
Funds Purchased	6	-	5	7	95
Short-Term Borrowings	-	-	-	-	62
Other Debt	183	184	337	943	1,698
Total Interest Expense	5,921	7,444	8,817	29,426	50,102
Net Interest Income	126,388	126,819	119,499	497,290	496,322
Provision for Credit Losses	(9,700)	(10,400)	15,200	(50,500)	117,800
Net Interest Income After Provision for Credit Losses	136,088	137,219	104,299	547,790	378,522
Noninterest Income
Trust and Asset Management	11,693	11,415	11,239	46,068	43,456
Mortgage Banking	2,908	3,136	6,851	14,964	17,871
Service Charges on Deposit Accounts	6,861	6,510	6,335	25,564	24,910
Fees, Exchange, and Other Service Charges	14,439	13,604	12,143	55,457	47,056
Investment Securities Gains (Losses), Net	(1,258)	(1,259)	(1,193)	(1,297)	9,932
Annuity and Insurance	876	735	670	3,224	3,362
Bank-Owned Life Insurance	1,907	1,897	2,353	7,784	7,388
Other	5,148	5,340	6,860	19,589	30,434
Total Noninterest Income	42,574	41,378	45,258	171,353	184,409
Noninterest Expense
Salaries and Benefits	59,434	56,447	50,200	228,293	207,329
Net Occupancy	9,028	3,079	14,536	26,244	39,533
Net Equipment	9,105	8,924	9,574	35,703	35,448
Data Processing	4,696	4,722	4,604	20,297	18,499
Professional Fees	3,427	2,948	3,174	12,895	12,186
FDIC Insurance	1,619	1,594	1,484	6,536	5,780
Other	14,369	18,805	15,082	63,621	55,032
Total Noninterest Expense	101,678	96,519	98,654	393,589	373,807
Income Before Provision for Income Taxes	76,984	82,078	50,903	325,554	189,124
Provision for Income Taxes	13,147	20,025	8,589	72,182	35,320
Net Income	$63,837	$62,053	$42,314	$253,372	$153,804
Preferred Stock Dividends	1,969	1,006	-	2,975	-
Net Income Available to Common Shareholders	$61,868	$61,047	$42,314	$250,397	$153,804
Basic Earnings Per Common Share	$1.56	$1.53	$1.06	$6.29	$3.87
Diluted Earnings Per Common Share	$1.55	$1.52	$1.06	$6.25	$3.86
Dividends Declared Per Common Share	$0.70	$0.70	$0.67	$2.74	$2.68
Basic Weighted Average Common Shares	39,741,063	39,881,437	39,773,851	39,837,798	39,726,210
Diluted Weighted Average Common Shares	39,955,525	40,080,919	39,963,736	40,053,664	39,892,107

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income					Table 4
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2021	2021	2020	2021	2020
Net Income	$63,837	$62,053	$42,314	$253,372	$153,804
Other Comprehensive Income (Loss), Net of Tax:
Net Unrealized Gains (Losses) on Investment Securities	(26,244)	(7,541)	(961)	(83,958)	43,428
Defined Benefit Plans	8,430	441	(5,616)	9,754	(4,494)
Other Comprehensive Income (Loss)	(17,814)	(7,100)	(6,577)	(74,204)	38,934
Comprehensive Income	$46,023	$54,953	$35,737	$179,168	$192,738

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition			Table 5
	December 31,	September 30,	December 31,
(dollars in thousands)	2021	2021	2020
Assets
Interest-Bearing Deposits in Other Banks	$2,571	$2,188	$1,646
Funds Sold	361,536	422,063	333,022
Investment Securities
Available-for-Sale	4,276,056	4,353,520	3,791,689
Held-to-Maturity (Fair Value of $4,646,619; $4,895,763; $3,348,693)	4,694,780	4,899,880	3,262,727
Loans Held for Sale	26,746	21,965	82,565
Loans and Leases	12,259,076	12,072,750	11,940,020
Allowance for Credit Losses	(157,821)	(167,920)	(216,252)
Net Loans and Leases	12,101,255	11,904,830	11,723,768
Total Earning Assets	21,462,944	21,604,446	19,195,417
Cash and Due from Banks	196,327	231,711	279,420
Premises and Equipment, Net	199,393	199,144	199,695
Operating Lease Right-of-Use Assets	95,621	97,007	99,542
Accrued Interest Receivable	45,242	46,751	49,303
Foreclosed Real Estate	2,332	2,332	2,332
Mortgage Servicing Rights	22,251	22,099	19,652
Goodwill	31,517	31,517	31,517
Bank-Owned Life Insurance	344,587	293,230	291,480
Other Assets	384,727	437,146	435,293
Total Assets	$22,784,941	$22,965,383	$20,603,651

Liabilities
Deposits
Noninterest-Bearing Demand	7,275,287	7,111,693	5,749,612
Interest-Bearing Demand	4,628,567	4,768,725	4,040,733
Savings	7,456,165	7,540,345	6,759,213
Time	1,000,089	1,072,915	1,662,063
Total Deposits	20,360,108	20,493,678	18,211,621
Securities Sold Under Agreements to Repurchase	450,490	450,490	600,590
Other Debt	10,391	10,414	60,481
Operating Lease Liabilities	103,210	104,452	107,412
Retirement Benefits Payable	38,494	49,802	51,197
Accrued Interest Payable	2,499	3,415	5,117
Taxes Payable	11,901	9,815	2,463
Other Liabilities	196,237	246,208	190,263
Total Liabilities	21,173,330	21,368,274	19,229,144
Shareholders' Equity
Preferred Stock ($.01 par value; authorized 180,000 shares;
issued / outstanding: December 31, 2021 and September 30, 2021 - 180,000)	180,000	180,000	-
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: December 31, 2021 - 58,554,669 / 40,253,193;
September 30, 2021 - 58,559,089 / 40,305,801; and December 31, 2020 - 58,285,624 / 40,119,312)	581	580	580
Capital Surplus	602,508	598,341	591,360
Accumulated Other Comprehensive Income (Loss)	(66,382)	(48,568)	7,822
Retained Earnings	1,950,375	1,916,861	1,811,979
Treasury Stock, at Cost (Shares: December 31, 2021 - 18,301,476; September 30, 2021 - 18,253,288;
and December 31, 2020 - 18,166,312)	(1,055,471)	(1,050,105)	(1,037,234)
Total Shareholders' Equity	1,611,611	1,597,109	1,374,507
Total Liabilities and Shareholders' Equity	$22,784,941	$22,965,383	$20,603,651

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity									Table 6
						Accum.
						Other
						Compre-
	Preferred		Common			hensive
	Shares	Preferred	Shares	Common	Capital	Income	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Outstanding	Stock	Surplus	(Loss)	Earnings	Stock	Total
Balance as of December 31, 2019	-	$-	40,039,695	$579	$582,566	$(31,112)	$1,761,415	$(1,026,616)	$1,286,832
Net Income	-	-	-	-	-	-	153,804	-	153,804
Other Comprehensive Income	-	-	-	-	-	38,934	-	-	38,934
Cumulative Change in Accounting Principle	-	-	-	-	-	-	3,632	-	3,632
Share-Based Compensation	-	-	-	-	7,577	-	-	-	7,577
Common Stock Issued under Purchase
and Equity Compensation Plans	-	-	283,482	1	1,217	-	562	7,388	9,168
Common Stock Repurchased	-	-	(203,865)	-	-	-	-	(18,006)	(18,006)
Cash Dividends Declared Common Stock
($2.68 per share)	-	-	-	-	-	-	(107,434)	-	(107,434)
Balance as of December 31, 2020	-	$-	40,119,312	$580	$591,360	$7,822	$1,811,979	$(1,037,234)	$1,374,507

Net Income	-	-	-	-	-	-	253,372	-	253,372
Other Comprehensive Loss	-	-	-	-	-	(74,204)	-	-	(74,204)
Share-Based Compensation	-	-	-	-	13,267	-	-	-	13,267
Preferred Stock Issued, Net	180,000	180,000	-	-	(4,513)	-	-	-	175,487
Common Stock Issued under Purchase
and Equity Compensation Plans	-	-	507,121	1	2,394	-	(1,368)	13,021	14,048
Common Stock Repurchased	-	-	(373,240)	-	-	-	-	(31,258)	(31,258)
Cash Dividends Declared Common Stock
($2.74 per share)	-	-	-	-	-	-	(110,633)	-	(110,633)
Cash Dividends Declared Preferred Stock	-	-	-	-	-	-	(2,975)	-	(2,975)
Balance as of December 31, 2021	180,000	$180,000	40,253,193	$581	$602,508	$(66,382)	$1,950,375	$(1,055,471)	$1,611,611

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis [1]								Table 7a
	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2021			September 30, 2021			December 31, 2020
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$2.2	$-	0.05%	$3.2	$-	0.23%	$2.2	$-	0.16%
Funds Sold	273.2	0.1	0.15	999.5	0.4	0.15	451.6	0.1	0.10
Investment Securities
Available-for-Sale
Taxable	4,308.6	15.8	1.47	4,454.9	16.3	1.46	3,605.8	15.3	1.69
Non-Taxable	5.8	0.1	3.67	10.1	0.1	4.34	20.2	0.2	4.33
Held-to-Maturity
Taxable	4,757.4	18.1	1.52	4,294.6	16.5	1.53	3,246.7	13.9	1.71
Non-Taxable	58.0	0.3	2.31	64.8	0.4	2.37	47.1	0.3	2.66
Total Investment Securities	9,129.8	34.3	1.50	8,824.4	33.3	1.51	6,919.8	29.7	1.71
Loans Held for Sale	20.8	0.1	2.85	24.6	0.2	2.80	15.1	0.1	2.98
Loans and Leases [2]
Commercial and Industrial	1,478.0	14.6	3.92	1,644.8	17.0	4.09	1,897.4	14.0	2.95
Commercial Mortgage	3,075.1	22.2	2.86	2,952.7	21.9	2.94	2,768.0	21.7	3.12
Construction	246.8	2.2	3.50	289.9	2.5	3.38	257.4	2.3	3.62
Commercial Lease Financing	107.4	0.3	1.12	109.3	0.4	1.58	112.2	(2.5)	(9.07)
Residential Mortgage	4,293.6	33.9	3.16	4,253.2	34.8	3.27	4,089.7	36.4	3.57
Home Equity	1,757.8	12.8	2.88	1,621.4	12.2	2.97	1,600.9	13.2	3.28
Automobile	730.2	6.1	3.34	718.7	6.2	3.41	706.1	6.4	3.59
Other [3]	397.8	5.8	5.79	368.3	5.7	6.16	404.2	7.0	6.85
Total Loans and Leases	12,086.7	97.9	3.22	11,958.3	100.7	3.35	11,835.9	98.5	3.32
Other	34.4	0.2	2.05	31.5	0.2	2.02	33.3	0.2	2.01
Total Earning Assets [4]	21,547.1	132.6	2.45	21,841.5	134.8	2.45	19,257.9	128.6	2.66
Cash and Due from Banks	231.3			252.2			240.4
Other Assets	887.9			899.3			884.3
Total Assets	$22,666.3			$22,993.0			$20,382.6

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	4,685.7	0.7	0.06	4,707.1	0.7	0.06	3,899.5	0.6	0.06
Savings	7,443.2	1.2	0.06	7,687.0	1.8	0.09	6,728.8	1.4	0.08
Time	1,019.2	1.0	0.40	1,267.0	1.4	0.44	1,696.0	2.9	0.68
Total Interest-Bearing Deposits	13,148.1	2.9	0.09	13,661.1	3.9	0.11	12,324.3	4.9	0.16
Short-Term Borrowings	18.5	-	0.13	-	-	-	19.2	-	0.10
Securities Sold Under Agreements to Repurchase	450.5	2.8	2.46	547.8	3.4	2.45	600.9	3.6	2.35
Other Debt	10.4	0.2	7.05	10.4	0.2	7.04	60.5	0.3	2.22
Total Interest-Bearing Liabilities	13,627.5	5.9	0.17	14,219.3	7.5	0.21	13,004.9	8.8	0.27
Net Interest Income		$126.7			$127.3			$119.8
Interest Rate Spread			2.28%			2.24%			2.39%
Net Interest Margin			2.34%			2.32%			2.48%
Noninterest-Bearing Demand Deposits	7,074.4			6,812.7			5,494.8
Other Liabilities	373.8			362.9			509.9
Shareholders' Equity	1,590.6			1,598.1			1,373.0
Total Liabilities and Shareholders' Equity	$22,666.3			$22,993.0			$20,382.6

[1] Due to rounding, the amounts presented in this table may not tie to other amounts presented elsewhere in this report.
[2] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[3] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[4] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $280,000, $315,000, and $287,000 for the three months ended December 31, 2021, September 30, 2021, and December 30, 2020, respectively.

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis [1]					Table 7b
	Year Ended			Year Ended
	December 31, 2021			December 31, 2020
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$2.7	$-	0.36%	$2.2	$-	0.61%
Funds Sold	692.4	0.9	0.13	434.1	0.9	0.21
Investment Securities
Available-for-Sale
Taxable	4,266.9	64.2	1.50	2,961.9	60.3	2.04
Non-Taxable	10.1	0.4	4.21	27.6	1.2	4.36
Held-to-Maturity
Taxable	3,988.1	61.0	1.53	3,125.2	65.0	2.08
Non-Taxable	50.7	1.2	2.41	52.6	1.4	2.66
Total Investment Securities	8,315.8	126.8	1.53	6,167.3	127.9	2.07
Loans Held for Sale	24.3	0.7	2.82	19.4	0.6	3.28
Loans and Leases [2]
Commercial and Industrial	1,739.0	62.8	3.61	1,797.5	59.3	3.30
Commercial Mortgage	2,940.0	86.7	2.95	2,666.1	90.9	3.41
Construction	271.6	9.5	3.50	240.1	9.4	3.92
Commercial Lease Financing	107.2	1.5	1.42	111.3	(1.0)	(0.88)
Residential Mortgage	4,232.4	140.1	3.31	3,978.7	146.0	3.67
Home Equity	1,637.1	49.6	3.03	1,642.7	56.8	3.46
Automobile	717.0	24.6	3.43	709.1	25.3	3.57
Other [3]	379.4	23.9	6.30	446.6	30.9	6.91
Total Loans and Leases	12,023.7	398.7	3.32	11,592.1	417.6	3.60
Other	32.9	0.7	2.13	33.7	0.7	1.96
Total Earning Assets [4]	21,091.8	527.8	2.50	18,248.8	547.7	3.00
Cash and Due from Banks	252.5			263.8
Other Assets	882.9			875.1
Total Assets	$22,227.2			$19,387.7

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	4,509.8	2.7	0.06	3,426.8	2.5	0.07
Savings	7,421.9	6.2	0.08	6,702.7	12.4	0.19
Time	1,331.8	6.3	0.47	1,708.1	18.1	1.06
Total Interest-Bearing Deposits	13,263.5	15.2	0.11	11,837.6	33.0	0.28
Short-Term Borrowings	5.2	-	0.13	33.5	0.2	0.47
Securities Sold Under Agreements to Repurchase	541.9	13.3	2.45	602.7	15.2	2.54
Other Debt	27.7	0.9	3.41	62.1	1.7	2.73
Total Interest-Bearing Liabilities	13,838.3	29.4	0.21	12,535.9	50.1	0.40
Net Interest Income		$498.4			$497.6
Interest Rate Spread			2.29%			2.60%
Net Interest Margin			2.36%			2.73%
Noninterest-Bearing Demand Deposits	6,507.6			5,062.6
Other Liabilities	385.7			437.6
Shareholders' Equity	1,495.6			1,351.6
Total Liabilities and Shareholders' Equity	$22,227.2			$19,387.7

[1] Due to rounding, the amounts presented in this table may not tie to other amounts presented elsewhere in this report.
[2] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[3] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[4] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $1,116,000 and $1,297,000 for the year ended December 31, 2021 and December 31, 2020, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended December 31, 2021
	Compared to September 30, 2021
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.3)	$-	$(0.3)
Investment Securities
Available-for-Sale
Taxable	(0.5)	-	(0.5)
Held-to-Maturity
Taxable	1.7	(0.1)	1.6
Non-Taxable	(0.1)	-	(0.1)
Total Investment Securities	1.1	(0.1)	1.0
Loans Held for Sale	(0.1)	-	(0.1)
Loans and Leases
Commercial and Industrial	(5.1)	2.7	(2.4)
Commercial Mortgage	0.9	(0.6)	0.3
Construction	(0.4)	0.1	(0.3)
Commercial Lease Financing	-	(0.1)	(0.1)
Residential Mortgage	0.3	(1.2)	(0.9)
Home Equity	1.0	(0.4)	0.6
Automobile	0.1	(0.2)	(0.1)
Other [2]	0.5	(0.4)	0.1
Total Loans and Leases	(2.7)	(0.1)	(2.8)
Total Change in Interest Income	(2.0)	(0.2)	(2.2)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(0.1)	(0.5)	(0.6)
Time	(0.3)	(0.1)	(0.4)
Total Interest-Bearing Deposits	(0.4)	(0.6)	(1.0)
Securities Sold Under Agreements to Repurchase	(0.6)	-	(0.6)
Total Change in Interest Expense	(1.0)	(0.6)	(1.6)

Change in Net Interest Income	$(1.0)	$0.4	$(0.6)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended December 31, 2021
	Compared to December 31, 2020
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.1)	$0.1	$-
Investment Securities
Available-for-Sale
Taxable	2.7	(2.2)	0.5
Non-Taxable	(0.1)	-	(0.1)
Held-to-Maturity
Taxable	5.9	(1.7)	4.2
Non-Taxable	0.1	(0.1)	-
Total Investment Securities	8.6	(4.0)	4.6
Loans and Leases
Commercial and Industrial	(4.3)	4.9	0.6
Commercial Mortgage	2.3	(1.8)	0.5
Construction	(0.1)	-	(0.1)
Commercial Lease Financing	0.1	2.7	2.8
Residential Mortgage	1.8	(4.3)	(2.5)
Home Equity	1.2	(1.6)	(0.4)
Automobile	0.1	(0.4)	(0.3)
Other [2]	(0.1)	(1.1)	(1.2)
Total Loans and Leases	1.0	(1.6)	(0.6)
Total Change in Interest Income	9.5	(5.5)	4.0

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.1	-	0.1
Savings	0.1	(0.3)	(0.2)
Time	(1.0)	(0.9)	(1.9)
Total Interest-Bearing Deposits	(0.8)	(1.2)	(2.0)
Securities Sold Under Agreements to Repurchase	(0.9)	0.1	(0.8)
Other Debt	(0.4)	0.3	(0.1)
Total Change in Interest Expense	(2.1)	(0.8)	(2.9)

Change in Net Interest Income	$11.6	$(4.7)	$6.9

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8c
	Year Ended December 31, 2021
	Compared to December 31, 2020
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.4	$(0.4)	$-
Investment Securities
Available-for-Sale
Taxable	22.2	(18.3)	3.9
Non-Taxable	(0.7)	(0.1)	(0.8)
Held-to-Maturity
Taxable	15.5	(19.5)	(4.0)
Non-Taxable	(0.1)	(0.1)	(0.2)
Total Investment Securities	36.9	(38.0)	(1.1)
Loans Held for Sale	0.2	(0.1)	0.1
Loans and Leases
Commercial and Industrial	1.6	1.9	3.5
Commercial Mortgage	8.8	(13.0)	(4.2)
Construction	1.2	(1.1)	0.1
Commercial Lease Financing	-	2.5	2.5
Residential Mortgage	8.9	(14.8)	(5.9)
Home Equity	(0.2)	(7.0)	(7.2)
Automobile	0.3	(1.0)	(0.7)
Other [2]	(4.4)	(2.6)	(7.0)
Total Loans and Leases	16.2	(35.1)	(18.9)
Total Change in Interest Income	53.7	(73.6)	(19.9)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.7	(0.5)	0.2
Savings	1.2	(7.4)	(6.2)
Time	(3.4)	(8.4)	(11.8)
Total Interest-Bearing Deposits	(1.5)	(16.3)	(17.8)
Short-Term Borrowings	(0.1)	(0.1)	(0.2)
Securities Sold Under Agreements to Repurchase	(1.5)	(0.4)	(1.9)
Other Debt	(1.1)	0.3	(0.8)
Total Change in Interest Expense	(4.2)	(16.5)	(20.7)

Change in Net Interest Income	$57.9	$(57.1)	$0.8

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits					Table 9
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2021	2021	2020	2021	2020
Salaries	$35,758	$34,676	$33,907	$135,416	$134,178
Incentive Compensation	6,699	4,677	3,084	22,462	9,153
Share-Based Compensation	3,396	3,335	2,029	12,489	6,783
Commission Expense	2,094	1,772	2,164	8,901	6,985
Retirement and Other Benefits	4,661	4,746	5,212	20,213	18,528
Payroll Taxes	2,585	2,825	2,292	12,404	12,241
Medical, Dental, and Life Insurance	3,981	3,222	1,523	12,831	12,917
Separation Expense	260	1,194	(11)	3,577	6,544
Total Salaries and Benefits	$59,434	$56,447	$50,200	$228,293	$207,329

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2021	2021	2021	2021	2020
Commercial
Commercial and Industrial	$1,361,921	$1,325,446	$1,257,305	$1,288,496	$1,357,610
PPP [1]	126,779	268,480	513,513	725,485	517,683
Commercial Mortgage	3,152,130	2,994,520	2,944,435	2,859,246	2,854,829
Construction	220,254	296,052	277,393	281,164	259,798
Lease Financing	105,108	107,526	110,500	104,980	110,766
Total Commercial	4,966,192	4,992,024	5,103,146	5,259,371	5,100,686
Consumer
Residential Mortgage	4,309,602	4,272,540	4,264,180	4,216,976	4,130,513
Home Equity	1,836,588	1,680,229	1,594,781	1,577,500	1,604,538
Automobile	736,565	727,234	714,729	710,407	708,800
Other [2]	410,129	400,723	364,542	376,449	395,483
Total Consumer	7,292,884	7,080,726	6,938,232	6,881,332	6,839,334
Total Loans and Leases	$12,259,076	$12,072,750	$12,041,378	$12,140,703	$11,940,020

Deposits
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2021	2021	2021	2021	2020
Consumer	$10,438,844	$10,150,199	$9,848,285	$9,746,713	$9,347,725
Commercial	8,641,932	8,767,733	8,675,909	8,241,102	7,302,832
Public and Other	1,279,332	1,575,746	1,645,515	1,568,836	1,561,064
Total Deposits	$20,360,108	$20,493,678	$20,169,709	$19,556,651	$18,211,621

[1] The PPP amounts presented, which are reported net of deferred costs and fees, were previously included as a component of the Commercial and Industrial loan class.
[2] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2021	2021	2021	2021	2020
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$243	$209	$258	$293	$441
Commercial Mortgage	8,205	8,309	8,413	8,503	8,527
Total Commercial	8,448	8,518	8,671	8,796	8,968
Consumer
Residential Mortgage	3,305	4,348	2,437	1,804	3,223
Home Equity	4,881	5,422	5,534	4,951	3,958
Total Consumer	8,186	9,770	7,971	6,755	7,181
Total Non-Accrual Loans and Leases	16,634	18,288	16,642	15,551	16,149
Foreclosed Real Estate	2,332	2,332	2,332	2,332	2,332
Total Non-Performing Assets	$18,966	$20,620	$18,974	$17,883	$18,481

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	-	-	-	9	-
Total Consumer	-	-	-	9	-
Consumer
Residential Mortgage	3,159	4,776	4,069	4,069	5,274
Home Equity	3,456	2,946	4,498	4,906	3,187
Automobile	729	395	277	604	925
Other [1]	426	593	434	828	1,160
Total Consumer	7,770	8,710	9,278	10,407	10,546
Total Accruing Loans and Leases Past Due 90 Days or More	$7,770	$8,710	$9,278	$10,416	$10,546
Restructured Loans on Accrual Status
and Not Past Due 90 Days or More	$60,519	$62,787	$74,926	$74,216	$68,065
Total Loans and Leases	$12,259,076	$12,072,750	$12,041,378	$12,140,703	$11,940,020

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.14%	0.15%	0.14%	0.13%	0.14%

Ratio of Non-Performing Assets to Total Loans and Leases
and Foreclosed Real Estate	0.15%	0.17%	0.16%	0.15%	0.15%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans
and Leases and Commercial Foreclosed Real Estate	0.17%	0.17%	0.17%	0.17%	0.18%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans
and Leases and Consumer Foreclosed Real Estate	0.14%	0.17%	0.15%	0.13%	0.14%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases
and Foreclosed Real Estate	0.22%	0.24%	0.23%	0.23%	0.24%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$20,620	$18,974	$17,883	$18,481	$18,626
Additions	357	3,171	2,229	2,992	434
Reductions
Payments	(972)	(889)	(722)	(2,481)	(490)
Return to Accrual Status	(1,038)	(606)	(416)	(1,014)	-
Charge-offs/Write-downs	(1)	(30)	-	(95)	(89)
Total Reductions	(2,011)	(1,525)	(1,138)	(3,590)	(579)
Balance at End of Quarter	$18,966	$20,620	$18,974	$17,883	$18,481

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses					Table 12
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2021	2021	2020	2021	2020
Balance at Beginning of Period	$174,708	$186,371	205,813	$221,303	116,849

CECL Adoption (Day 1) Impact	-	-	-	-	(5,072)

Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(217)	(196)	(177)	(1,117)	(1,697)
Consumer
Residential Mortgage	-	(197)	(120)	(316)	(204)
Home Equity	(5)	(289)	(81)	(417)	(397)
Automobile	(1,045)	(576)	(393)	(4,939)	(6,496)
Other [1]	(2,007)	(2,187)	(2,460)	(10,530)	(12,244)
Total Loans and Leases Charged-Off	(3,274)	(3,445)	(3,231)	(17,319)	(21,038)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	132	118	244	506	2,288
Commercial Mortgage	-	-	-	-	40
Consumer
Residential Mortgage	858	173	497	2,467	1,292
Home Equity	390	216	868	1,666	2,892
Automobile	476	943	910	3,510	3,775
Other [1]	746	802	968	3,205	3,613
Total Recoveries on Loans and Leases Previously Charged-Off	2,602	2,252	3,487	11,354	13,900
Net Recovered (Charged-Off) - Loans and Leases	(672)	(1,193)	256	(5,965)	(7,138)
Net Charged-Off - Accrued Interest Receivable	(39)	(70)	-	(541)
Provision for Credit Losses:
Loans and Leases	(9,427)	(11,272)	15,200	(52,466)	117,800
Accrued Interest Receivable	(214)	(703)	-	(1,745)	-
Unfunded Commitments	(59)	1,575	34	3,711	(1,136)
Balance at End of Period [2]	$164,297	$174,708	$221,303	$164,297	$221,303

Components
Allowance for Credit Losses - Loans and Leases	157,821	167,920	216,252	157,821	216,252
Allowance for Credit Losses - Accrued Interest Receivable	414	667	2,700	414	2,700
Reserve for Unfunded Commitments	6,062	6,121	2,351	6,062	2,351
Total Reserve for Credit Losses	$164,297	$174,708	$221,303	$164,297	$221,303

Average Loans and Leases Outstanding	$12,086,705	$11,958,321	$11,835,929	$12,023,669	$11,592,093

Ratio of Net Loans and Leases Charged-Off (Recovered) to
Average Loans and Leases Outstanding (annualized)	0.02%	0.04%	(0.01%)	0.05%	0.06%
Ratio of Allowance for Credit Losses to Loans and Leases Outstanding [3]	1.29%	1.39%	1.81%	1.29%	1.81%

[1] Comprised of other revolving credit, installment, and lease financing.
[2] Included in this analysis is activity related to the Company's reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.
[3] The numerator comprises the Allowance for Credit Losses - Loans and Leases.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13a
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Three Months Ended December 31, 2021
Net Interest Income	$71,007	$48,140	$7,241	$126,388
Provision for Credit Losses	676	(4)	(10,372)	(9,700)
Net Interest Income After Provision for Credit Losses	70,331	48,144	17,613	136,088
Noninterest Income	32,948	8,298	1,328	42,574
Noninterest Expense	(81,273)	(17,127)	(3,278)	(101,678)
Income Before Income Taxes	22,006	39,315	15,663	76,984
Provision for Income Taxes	(5,602)	(9,436)	1,891	(13,147)
Net Income	$16,404	$29,879	$17,554	$63,837
Total Assets as of December 31, 2021	$7,675,823	$5,107,001	$10,002,117	$22,784,941

Three Months Ended December 31, 2020
Net Interest Income	$71,707	$44,373	$3,419	$119,499
Provision for Credit Losses	(128)	(129)	15,457	15,200
Net Interest Income (Loss) After Provision for Credit Losses	71,835	44,502	(12,038)	104,299
Noninterest Income	35,091	8,040	2,127	45,258
Noninterest Expense	(78,433)	(15,742)	(4,479)	(98,654)
Income (Loss) Before Income Taxes	28,493	36,800	(14,390)	50,903
Provision for Income Taxes	(7,242)	(9,804)	8,457	(8,589)
Net Income (Loss)	$21,251	$26,996	$(5,933)	$42,314
Total Assets as of December 31, 2020	$7,478,813	$5,116,807	$8,008,031	$20,603,651

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13b
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Year Ended December 31, 2021
Net Interest Income	$283,998	$194,409	$18,883	$497,290
Provision for Credit Losses	5,764	201	(56,465)	(50,500)
Net Interest Income After Provision for Credit Losses	278,234	194,208	75,348	547,790
Noninterest Income	131,292	30,637	9,424	171,353
Noninterest Expense	(303,699)	(64,470)	(25,420)	(393,589)
Income Before Income Taxes	105,827	160,375	59,352	325,554
Provision for Income Taxes	(26,442)	(39,070)	(6,670)	(72,182)
Net Income	$79,385	$121,305	$52,682	$253,372
Total Assets as of December 31, 2021	$7,675,823	$5,107,001	$10,002,117	$22,784,941

Year Ended December 31, 2020
Net Interest Income	$292,710	$188,626	$14,986	$496,322
Provision for Credit Losses	8,087	(948)	110,661	117,800
Net Interest Income (Loss) After Provision for Credit Losses	284,623	189,574	(95,675)	378,522
Noninterest Income	128,400	34,523	21,486	184,409
Noninterest Expense	(289,177)	(63,294)	(21,336)	(373,807)
Income (Loss) Before Income Taxes	123,846	160,803	(95,525)	189,124
Provision for Income Taxes	(31,476)	(40,081)	36,237	(35,320)
Net Income (Loss)	$92,370	$120,722	$(59,288)	$153,804
Total Assets as of December 31, 2020	$7,478,813	$5,116,807	$8,008,031	$20,603,651

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands, except per share amounts)	2021	2021	2021	2021	2020
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$97,853	$100,570	$100,894	$99,299	$98,471
Income on Investment Securities
Available-for-Sale	15,850	16,396	16,467	15,837	15,449
Held-to-Maturity	18,325	16,754	13,576	13,300	14,113
Deposits	1	2	-	7	1
Funds Sold	104	382	260	137	115
Other	176	159	182	185	167
Total Interest Income	132,309	134,263	131,379	128,765	128,316
Interest Expense
Deposits	2,898	3,837	4,152	4,329	4,861
Securities Sold Under Agreements to Repurchase	2,834	3,423	3,470	3,533	3,614
Funds Purchased	6	-	-	1	5
Other Debt	183	184	243	333	337
Total Interest Expense	5,921	7,444	7,865	8,196	8,817
Net Interest Income	126,388	126,819	123,514	120,569	119,499
Provision for Credit Losses	(9,700)	(10,400)	(16,100)	(14,300)	15,200
Net Interest Income After Provision for Credit Losses	136,088	137,219	139,614	134,869	104,299
Noninterest Income
Trust and Asset Management	11,693	11,415	11,682	11,278	11,239
Mortgage Banking	2,908	3,136	3,058	5,862	6,851
Service Charges on Deposit Accounts	6,861	6,510	6,065	6,128	6,335
Fees, Exchange, and Other Service Charges	14,439	13,604	13,807	13,607	12,143
Investment Securities Gains (Losses), Net	(1,258)	(1,259)	2,423	(1,203)	(1,193)
Annuity and Insurance	876	735	911	702	670
Bank-Owned Life Insurance	1,907	1,897	2,063	1,917	2,353
Other	5,148	5,340	4,422	4,679	6,860
Total Noninterest Income	42,574	41,378	44,431	42,970	45,258
Noninterest Expense
Salaries and Benefits	59,434	56,447	56,161	56,251	50,200
Net Occupancy	9,028	3,079	5,047	9,090	14,536
Net Equipment	9,105	8,924	8,796	8,878	9,574
Data Processing	4,696	4,722	4,557	6,322	4,604
Professional Fees	3,427	2,948	3,114	3,406	3,174
FDIC Insurance	1,619	1,594	1,669	1,654	1,484
Other	14,369	18,805	17,183	13,264	15,082
Total Noninterest Expense	101,678	96,519	96,527	98,865	98,654
Income Before Provision for Income Taxes	76,984	82,078	87,518	78,974	50,903
Provision for Income Taxes	13,147	20,025	19,985	19,025	8,589
Net Income	$63,837	$62,053	$67,533	$59,949	$42,314
Preferred Stock Dividends	1,969	1,006	-	-	-
Net Income Available to Common Shareholders	$61,868	$61,047	$67,533	$59,949	$42,314

Basic Earnings Per Common Share	$1.56	$1.53	$1.69	$1.51	$1.06
Diluted Earnings Per Common Share	$1.55	$1.52	$1.68	$1.50	$1.06

Balance Sheet Totals
Loans and Leases	$12,259,076	$12,072,750	$12,041,378	$12,140,703	$11,940,020
Total Assets	22,784,941	22,965,383	22,672,183	21,947,271	20,603,651
Total Deposits	20,360,108	20,493,678	20,169,709	19,556,651	18,211,621
Total Shareholders' Equity	1,611,611	1,597,109	1,583,531	1,360,221	1,374,507

Performance Ratios
Return on Average Assets	1.12%	1.07%	1.23%	1.15%	0.83%
Return on Average Shareholders' Equity	15.92	15.41	19.17	17.65	12.26
Return on Average Common Equity	17.40	17.08	19.61	17.65	12.26
Efficiency Ratio [1]	60.18	57.38	57.47	60.45	59.88
Net Interest Margin [2]	2.34	2.32	2.37	2.43	2.48

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends						Table 15
	Eleven Months Ended		Year Ended
($ in millions; jobs in thousands)	November 30, 2021		December 31, 2020		December 31, 2019
Hawaii Economic Trends
State General Fund Revenues [1]	$7,441.8	26.8%	$6,415.1	(12.3)%	$7,316.5	5.5%
General Excise and Use Tax Revenue [1]	3,293.9	17.8	3,038.8	(15.6)	3,602.2	5.1
Jobs [2]	608.0		588.2		659.7

				November 30,	December 31,
(spot rates)				2021	2020	2019
Unemployment, seasonally adjusted [3]
Statewide				6.0%	10.3%	2.1%

Oahu				4.9	9.3	2.0
Island of Hawaii				5.1	10.1	2.5
Maui				6.8	14.3	2.0
Kauai				7.0	13.9	2.1

			December 31,
(percentage change, except months of inventory)			2021	2020	2019	2018
Housing Trends (Single Family Oahu) [4]
Median Home Price			19.3%	5.2%	(0.1)%	4.6%
Home Sales Volume (units)			17.9%	2.3%	3.9%	(7.7)%
Months of Inventory			0.8	1.4	2.5	2.8

			Monthly Visitor Arrivals,		Percentage Change
(in thousands)			Not Seasonally Adjusted		from Previous Year
Tourism [5]
November 30, 2021				613.4		233.8%
October 31, 2021				550.8		618.2
September 30, 2021				505.9		2,647.9
August 31, 2021				722.4		2,993.0
July 31, 2021				879.6		3,798.4
June 30, 2021				791.1		4,534.7
May 31, 2021				629.7		6,807.4
April 30, 2021				484.1		10,506.3
March 31, 2021				439.8		1.1
February 28, 2021				235.3		(71.6)
January 31, 2021				172.0		(80.1)
December 31, 2020				235.8		(75.2)
November 30, 2020				183.8		(77.3)
October 31, 2020				76.7		(90.4)
September 30, 2020				18.4		(97.5)
August 31, 2020				23.4		(97.5)
July 31, 2020				22.6		(97.7)
June 30, 2020				17.1		(98.2)
May 31, 2020				9.1		(98.9)
April 30, 2020				4.6		(99.5)
March 31, 2020				434.9		(53.7)
February 29, 2020				828.1		5.8
January 31, 2020				862.6		5.1

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U.S. Bureau of Labor Statistics
[3] Source: University of Hawaii Economic Research Organization (UHERO)
[4] Source: Honolulu Board of Realtors
[5] Source: Hawaii Tourism Authority